UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.  20549


                                     FORM 8-K


                                  CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 5, 1997


                        Micro-Integration Corporation
               (Exact Name of Registrant as Specified in Charter)


           Delaware                  0000-23710            06-1204847
(State or other jurisdiction of     (Commission           (IRS Employer
incorporation or organization)       File Number)      Identification No.)


    One Science Park, Frostburg, Maryland                     21532
  (Address of principal executive offices)                  (Zip Code)


     Registrant's telephone number, including area code (301) 689-0800

Item 5.     Other Events.

See attached Press Release of Micro-Integration Corp., dated November 26, 1997, which is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits.

                 99.1 Press Release dated November 26, 1997, of Micro-Integration Corp.

                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Micro-Integration Corporation

Date:     December 5, 1997                       By:   /s/   Terry D. Frost
       -----------------------                       ------------------------
                                                            Terry D. Frost
                                                      Chief Financial Officer